Exhibit 10.134

3039 E CORNWALLIS RD

RESEARCH TRIANGLE PARK NC 27709-2195

September 08, 2010

Brocade Communications Systems, Inc.

130 Holger Way

San Jose, CA 95134-1376

Subject: Amendment #18 to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003

This Amendment #18 (“Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

1. Replace Section 6.0 of “Product Unique Attachment 6” in its entirety with the following:

Supplier will provide Buyer with[**] written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier’s notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer’s request during the [**] term. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).

2. Add “Product Unique Attachment 8” for “Brocade 2 port 10GbE Converged Network Adapter for IBM BladeCenter” attached hereto to the end of Attachment #1 to the SOW immediately after the existing Product Unique Attachments.

3. Add “Product Unique Attachment 9” for “Brocade Converged 10GbE Switch Module for IBM BladeCenter” attached hereto to the end of Attachment #1 to the SOW immediately after the existing Product Unique Attachments.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 1 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Please have your authorized representative indicate acceptance thereof by signing the Amendment and returning one copy to the attention of Cliff Yochelson. This amendment will be effective when signed by both parties.

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
International Business Machines Corporation		Brocade Communications

By: /s/ John Dell’Arciprote	9/8/10	By: /s/ Matt Taylor	9/9/10
IBM Signature	Date	Brocade Communications	Date

John Dell’Arciprote		Matt Taylor
Printed Name		Printed Name

OEM & Networking Org. Mgr.		Sr. Director, OEM Services
Title & Organization		Title & Organization

Address: 3039 Cornwallis Rd RTP, NC 27709 USA		Address 130 Holger Way San Jose, CA 95134-1376 USA

ACCEPTED AND AGREED TO:

Brocade Communications Switzerland, SarL

By: /s/ Alberto Soto	10-Sept.-2010
Authorized Signature	Date

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 2 of 33 IBM Brocade Confidential

Alberto Soto
Type or Print Name

Vice President EMEA
Title & Organization

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 3 of 33 IBM Brocade Confidential

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #8, EFFECTIVE SEPTEMBER 08, 2010

1.0 PRODUCT DESCRIPTION

The Product is a Brocade 2 port 10GbE Converged Network Adapter for IBM BladeCenter, including any related firmware, device drivers and other Product code. Each Converged Network Adapter also includes management software that the user uses to configure, monitor and perform any necessary maintenance, including updating firmware.

1.1 Additional Description of Products

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade 2 port 10GbE Converged Network Adapter for IBM BladeCenter Product Requirements Document (“PRD”), filename “Wanchese Brocade 10Gb CNA PRD v1.0.pdf”, version1.0, September 2010.

2.0 DEVELOPMENT REQUIREMENTS

2.1 Product Testing

Product Qualification and Test Plans shall be performed to the following test plans as agreed to by both parties:

•	Brocade SQA Test Plan, filename “HBA_CNA_Carcal_TestPlan_2.2.0.0.pdf” - SQA CNA and HBA Test Plan (Stand-up & Mezz) 2.2.0.0 Release

•	Brocade IOF Test Plan, filename “IOF Frisco FOS 631_cee_TestSpec.pdf” - OEM Qualification Test Specifications for FOS 6.3.1_cee

2.2 Deliverables

Seller shall, at its cost, use commercially reasonable efforts during the Test Phases to provide deliverables requested by Buyer in conformance with the test schedule that has been documented in the PRD outlined in section 1.1 above as mutually agreed to by both parties.

2.3 Development

Buyer will provide WAs to Supplier for [**] adapters for test phases [**]. The adapters are to be returned to Brocade at a date mutually agreed to by both parties. The adapters will comply with Brocade’s specification agreed to in writing by the parties and will incorporate all of the design change requests mutually agreed to by the parties in the PRD outlined in section 1.1 above.

3.0 BUYER REQUESTED PRODUCT CHANGES

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 4 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 5 of 33 IBM Brocade Confidential

4.0 PROPRIETARY OWNERSHIP

4.1 Buyer Proprietary Ownership

Buyer retains all rights it has to the technology contained in the Buyer Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide under Buyer Proprietary ownership.

4.2 Seller’s Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

5.0 PART NUMBER UNIQUE TERMS

5.1 Product Price List and Description

See Attachment 6 to SOW #3, Consolidated Price List

5.2 Product Unit Terms and Repair Pricing

Converged Network Adapters are not repairable.

6.0 WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)

Less than [**] days	As mutually agreed upon	[**]	[**]

From [**] days to [**] days	[**]	[**]	[**]

From [**] days to [**] days	[**]	[**]	[**]

More than [**] days	[**]	[**]

While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

7.0 SUPPLIER PRODUCT WITHDRAWAL

Supplier will provide Buyer with [**] written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier’s notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer’s request during the [**] term. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).

8.0 SUPPLY OF PRODUCTS

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer’s only obligation is to pay for Products already delivered at the time of Buyer’s cancellation notice.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 7 of 33 IBM Brocade Confidential

9.0 COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

9.1 Business Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]

Title	[**]	Title	[**]

Address	[**] [**]	Address	[**]

Phone	[**]	Phone	[**]

E-mail	[**]	E-mail	[**]

9.2 Technical Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]

Title	[**]	Title	[**]

Address	[**] [**]	Address	[**]

Phone	[**]	Phone	[**]

E-mail	[**]	E-mail	[**]

9.3 Legal Coordinators

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]

Title	[**]	Title	[**]

Address	[**] [**]	Address	[**]

Phone	[**]	Phone	[**]

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)

E-mail	[**]	E-mail	[**]

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #9, EFFECTIVE BEGINNING SEPTEMBER 08, 2010

1.0 PRODUCT DESCRIPTION

The Product is a Brocade Converged 10GbE Switch Module for IBM BladeCenter that offers both 10Gb Ethernet ports and 8Gb Fibre Channels ports. The FCoE Switch Module will provide 14 separate internal 10GbE ports to service each Blade Center processor slot plus 16 external ports (eight 10GbE ports and also eight FC ports that support FL_Port, F_Port, and E_Port and can operate at 2Gbps , 4Gbps rates or 8Gbps). The base model ships with 16 port licenses. With Brocade’s Dynamic Ports on Demand (DPOD) feature, the customer may use any 16 of the total 30 physical ports for connecting blade servers or external devices. The customer may activate the remaining 14 ports using the Ports on Demand (POD) license. Incorporated with the model is all Product code (e.g., Microcode and Programs), including licenses to the Fabric OS, FCoE, Full Fabric, and Enterprise Group Management software features, and any updates thereto delivered by Supplier. A complete listing of Products, part numbers and prices are listed in Attachment #6, as updated from time to time.

1.1 Additional Description of Products

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade Converged 10GbE Switch Module for IBM BladeCenter Product Requirements Document (“PRD”), filename “Brocade CEE HSSM PRD v1.0.pdf”, version1.0, September 2010.

2.0 DEVELOPMENT REQUIREMENTS

2.1 Product Testing

Product Qualification and Test Plans shall be performed to the following test plans as agreed to by both parties:

•	Brocade SQA Test Plan, filename “Frisco_Embedded_TestPlan_v1.0.pdf” - SQA Embedded Switch – Frisco Test Plan

•	Brocade IOF Test Plan, filename “IOF Frisco FOS 631_cee_TestSpec.pdf” - OEM Qualification Test Specifications for FOS 6.3.1_cee

2.2 Deliverables

Seller shall, at its cost, use commercially reasonable efforts during the Test Phases to provide deliverables requested by Buyer in conformance with the test schedule that has been documented in the PRD outlined in section 1.1 above as mutually agreed to by both parties.

2.3 Development

Buyer will provide WA’s to Supplier for[**] switch modules for test phases [**]. Switch modules are to be returned to Brocade at a date mutually agreed to by both parties. The switch modules will comply with the Brocade’s specification agreed to in writing by the parties and will incorporate all of the design change requests mutually agreed to by the parties in the PRD outlined in section 1.1 above.

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Product	Quantity
A2B Level Switches (BBFV)	[**]
P0.1 Level Switches (SDV)	[**]
P1 Level Switches (SIT)	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 11 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.0 BUYER REQUESTED PRODUCT CHANGES

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

4.0 PROPRIETARY OWNERSHIP

4.1 Buyer Proprietary Ownership

Buyer retains all rights it has to the technology contained in the Buyer Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide is under Buyer Proprietary ownership.

4.2 Seller’s Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

5.0 PART NUMBER UNIQUE TERMS

5.1 Product Price List and Description

See Attachment 6 to SOW #3, Consolidated Price List

5.2 Product Unit Terms and Repair Pricing

See Attachment 6 to SOW #3, Consolidated Price List

5.3 Warranty Period

The warranty period for the Brocade Converged 10GbE Switch Module for IBM BladeCenter is [**] from the date of shipment. This product ships with two factory installed 10 Gb SFPs. For this Product, additional fiber channel optical transceivers or “small form factor pluggables” (SFP’s) may be ordered and are shipped separate from the equipment. Warranty for all SFPs, either 10Gb or 8Gb, pre installed or shipped separately, is [**]. The warranty for all FRU SFPs, either 10Gb or 8Gb or pre-installed or shipped separately, is [**] or the balance of the original SFP warranty. All other terms and conditions of Section 8.2 of SOW#3 for warranty period apply to this PUA.

6.0 WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than [**] days	As mutually agreed upon	[**]	[**]

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

From [**] days to [**] days	[**]	[**]	[**]

From [**] days to [**] days	[**]	[**]	[**]

More than [**] days	[**]	[**]

While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 13 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.0 SUPPLIER PRODUCT WITHDRAWAL

Supplier will provide Buyer with[**] written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier’s notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer’s request during the [**] term. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).

8.0 SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer’s only obligation is to pay for Products already delivered at the time of Buyer’s cancellation notice.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 14 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.0 COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

9.1 Business Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**] [**]	Address	[**] [**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

9.2 Technical Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**] [**]	Address	[**] [**] [**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

9.3 Legal Coordinators

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**] [**]	Address	[**]

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
E-mail	[**]	E-mail	[**]

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 6

PRODUCT PART NUMBERS AND PRICING

Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price

2GBit/sec Products

[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FCSwitch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools, and Ship Group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Asm, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, and Web Tools	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Asm, Value Line Module	[**]	[**]	[**]	[**]	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 17 of 33 IBM Brocade Confidential

Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

2GBit/sec Products (Intel)

[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number*	Fulfillment locations (if required)*	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price

[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

4GBit/sec Products

[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price

[**]	[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	10 Port POD (SW4020)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Fabric Watch	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price

[**]	[**]	[**]	ISL Trunking	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]

[**]	[**]	[**]	Extended Fabrics	[**]

[**]	[**]	[**]	Fabric Manager v5.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advanced Security Activation	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price
[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

8GBit/sec Products
[**]	[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price
[**]	[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 23 of 33 IBM Brocade Confidential

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price
FCoE Switch Module
[**]	[**]	[**]	Brocade 10Gb CEE/FC High Speed Switch Module for IBM BladeCenter, 2x10G SFPs installed. Includes Accessory and Gasket kits. MUST be ordered in quantity of 5	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Brocade 10Gb CEE/FC High Speed Switch Module for IBM BladeCenter, 2x10G SFPs installed. Includes Accessory and Gasket kits. MUST be ordered in quantity of 5	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	14-port Dynamic Ports On Demand (DPOD) Upgrade Kit. Includes qty-2 8Gb SWL SFP's. MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	14-port Dynamic Ports On Demand (DPOD) Upgrade Kit. Includes qty-2 8Gb SWL SFP’s MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, 10Gb CEE/FC High Speed Switch Module, No SFP installed; single-pack	[**]	[**]	[**]	[**]	[**]

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	Total Price (Software Maintenance is not applicable for these products)
Brocade 4Gb FC Single & Dual port HBA for System x

[**]	[**]	[**]	Brocade 4Gb FC Single-port HBA for IBM System x; 3U bracket; 1x4G SWL SFP installed MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Brocade 4Gb FC Dual-port HBA for IBM System x; 3U bracket; 2x4G SWL SFP installed MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU for Brocade single-port 4GB FC HBA with 3U bracket attached, 1x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU for Brocade dual-port 4GB FC HBA with 3U bracket attached, 2x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Bracket, 2U, Single-port 4Gb; MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Bracket, 2U, Dual-port 4Gb; MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 25 of 33 IBM Brocade Confidential

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	Total Price (Software Maintenance is not applicable for these products)
Brocade 8Gb FC Single & Dual port HBA for System x

[**]	[**]	[**]	Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 26 of 33 IBM Brocade Confidential

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	Total Price (Software Maintenance is not applicable for these products)

[**]	[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Single port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Dual port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 27 of 33 IBM Brocade Confidential

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	Total Price (Software Maintenance is not applicable for these products)
Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, 10Gb Dual-Port CNA with 3u bracket attached, NO SFPs installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Dual port 2u bracket (140pc bulk package) MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
[**]	[**]	[**]	CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card for IBM BladeCenter. MUST be ordered in quantity of 20 units.	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card for IBM BladeCenter. MUST be ordered in quantity of 20 units.	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card; single-pack	[**]	[**]	[**]	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 28 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main- tenance	Total Price (Software Maintenance is not applicable for these products)
4Gb TRANSCEIVERS
[**]	[**]	[**]	FRU for Brocade 4Gb SFP+ Optical Transceiver	[**]	[**]	[**]	[**]	[**]

8Gb TRANSCEIVERS
[**]	[**]	[**]	Brocade 8Gb SWL SFP, 1-pack	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Brocade 8Gb SWL SFP, 1-pack	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]	[**]	[**]	[**]

10Gb TRANSCEIVERS
[**]	[**]	[**]	Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 29 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer P/N	Supplier P/N	Description	TAT	Repair Price (USD) *
2GBit/sec Products
[**]	[**]	Option, FC Switch Module	[**]	[**]
[**]	[**]	CRU, Value Line Switch Module	[**]	[**]
[**]	[**]	Asm, FC Switch Module	[**]	[**]
[**]	[**]	Option, Value Line Module	[**]	[**]
[**]	[**]	Asm, Value Line Module	[**]	[**]
[**]	[**]	Option, FC Switch Module	[**]	[**]
[**]	[**]	CRU, Value Line Switch Module	[**]	[**]
[**]	[**]	Option, Value Line Module	[**]	[**]

4GBit/sec Products
[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]
[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]

8GBit/sec Products
[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]
[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]
[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]
[**]	[**]	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]
[**]	[**]	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]
[**]	[**]	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 30 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer P/N	Supplier P/N	Description	TAT	Repair Price (USD) *
FCoE Switch Module
[**]	[**]	Brocade 10Gb CEE/FC High Speed Switch Module for IBM BladeCenter, 2x10G SFPs installed. Includes Accessory and Gasket kits. MUST be ordered in quantity of 5	[**]	[**]
[**]	[**]	FRU, 10Gb CEE/FC High Speed Switch Module, No SFP installed; single-pack	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer P/N	Supplier P/N	Description	Repair Price (USD) *
8GBit/sec Products (for DOA purposes ONLY)
[**]	[**]	Option Fiber Channel Switch Module, 10 Port (Not orderable by buyer)	[**]
[**]	[**]	Option Fiber Channel Switch Module, 20 Port (Not orderable by Buyer)	[**]
[**]	[**]	Enterprise Switch Module, 20 Port (Not orderable by Buyer)	[**]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 31 of 33 IBM Brocade Confidential

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Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	TAT	Repair Price (USD) *
Brocade 4Gb FC Single & Dual port HBA for System x *
[**]	[**]	FRU for Brocade single-port 4GB FC HBA with 3U bracket attached, 1x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]
[**]	[**]	FRU for Brocade dual-port 4GB FC HBA with 3U bracket attached, 2x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]
[**]	[**]	FRU for Brocade 4Gb SFP+ Optical Transciever	[**]	[**]

Brocade 8Gb FC Single & Dual port HBA for System x *
[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]

*	Products listed are replacement only as covered by the warranties in the Agreement.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 32 of 33 IBM Brocade Confidential

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #4999RO0015

Statement of Work #4903RL1112

Amendment 18 - Attachment 6

DATE: July 29, 2010 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	TAT	Repair Price (USD) *
Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x*
[**]	[**]	FRU, 10Gb Dual-Port CNA with 3u bracket attached, No SFP installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]
[**]	[**]	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]

Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
[**]	[**]	CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card for IBM BladeCenter. MUST be ordered in quantity of 20 units.	[**]	[**]
[**]	[**]	FRU, CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card; single-pack	[**]	[**]

*	Products listed are replacement only as covered by the warranties in the agreement.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112 Amendment 18	Page 33 of 33 IBM Brocade Confidential

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